GAS SALES AND PORTFOLIO ADMINISTRATION AGREEMENT

         This Gas Sales And Portfolio Administration Agreement ("Agreement") is entered into the 1st day of April, 2011, for services to begin upon regulatory approval of this Agreement as referenced below, by and between INDIANA GAS COMPANY, INC. ("Buyer") and PROLIANCE ENERGY, LLC ("Seller") (collectively, the "Parties" or individually "Party").  Buyer and Seller agree as follows:

RECITALS

1.	Seller is a limited liability company created and existing under the laws of the State of Indiana, with its registered office at 111 Monument Circle, Suite 2200, Indianapolis, Indiana.

2.	Buyer is a corporation created and existing under the laws of the State of Indiana with its principal place of business at Evansville, Indiana.

3.
This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and portfolio administration services, and Seller as a merchant of natural gas and portfolio administration services, shall perform the transactions described herein.

4.	Under this Agreement, Seller agrees to provide natural gas to Buyer consistent with the terms and conditions contained herein.

5.
This Agreement contains terms that reflect the terms of a negotiated settlement agreement (“Settlement”) entered into with non-parties to this Agreement.  The Agreement, as part of   the Settlement, will be reviewed by the Indiana Utility Regulatory Commission (the "Commission"), and will become effective on the later of April 1, 2011 or the first day of the month following issuance of a final order by the Commission in Cause No. 43963 finding that the Agreement is in the public interest.

6.             This Agreement shall be subject to, and interpreted consistent with, the Settlement.

DEFINITIONS

The following terms shall have the following definitions for this Agreement and its Appendices:

1.	The term “ANR” shall mean ANR Pipeline Company.

2.
The term "Balancing Quantities" shall mean the quantity of Gas which satisfies the difference between the Gas quantities scheduled for delivery to Buyer's Delivery Points and the actual physical flow of Gas taken by Buyer at the Delivery Points.

3.	The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff

4.	The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement.

5.	The term “Contract Rates” shall apply to the demand costs as well as the variable costs associated with delivery service as described in Appendix C.

6.	The term “Day” shall be defined as it is defined in Transporter’s Tariff, or as applied by Transporter.

7.	The term “Delivery Points” shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

8.	The term “FERC” shall mean the Federal Energy Regulatory Commission.

9.            The term “Gas” shall mean natural gas.

10.            The term “GCIM” shall mean the gas cost incentive mechanism provided for in the Settlement.

11.	The term "Maximum Daily Quantities" or "MDQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

12.	The term "Maximum Portfolio Entitlement" shall mean the maximum deliverability that Buyer is entitled to under the Services identified on Appendix C.

13.	The term "Maximum Seasonal Quantities" or "MSQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a Summer or Winter.

14.	The terms "MMBtu”, "Dekatherm" or "DTH" shall mean one million (1,000,000) BTUs.

15.	The term "Nominated Daily Quantities" shall mean the quantity of Gas nominated on a particular day for delivery to Buyer's Delivery Points, including deliveries to storage for Buyer.

16.            The term "PEPL" shall mean Panhandle Eastern Pipe Line Company.

17.            The term "Portfolio Services" shall mean all of the Services that may be utilized to deliver Gas toBuyer, and which are identified on Appendix C.

18.            The term "Summer" shall mean the summer season months of April through October, inclusive.

19.	The term “TETCO” shall mean Texas Eastern Transmission Corporation.

20.	The term "Texas Gas" shall mean Texas Gas Transmission Corporation.

21.	The term "Transporter" shall mean the transporting pipeline(s) interconnected with Buyer, including without limitation PEPL, TL, Texas Gas, or Heartland Gas as applicable to the transaction involved.

22.
The term "Transporter's Tariff” shall mean the tariff provisions of Transporter, as approved by the FERC, or any successor thereto, and Buyer's or Seller's contractual arrangements with Transporter, including changes to such tariff and arrangements made after this Agreement is effective.

24.	The term "Winter" shall mean the winter season months of November through March, inclusive.

ARTICLE 1- GAS SALES

1.1.            Seller represents and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer’s purchase at Buyer’s Delivery Points the daily and seasonal quantities of Gas set forth herein.   Seller’s firm supply delivery obligation will be limited, however, to the supplies Buyer previously ordered and Supplier subsequently reserved on behalf of Buyer in accordance with Seller’s responsibilities under the contract.  Additional Buyer requests for Seller to purchase supplies  above reserved supplies will be performed by Seller on a reasonable best efforts basis.  Seller’s marketing activities will not be conducted in a manner that compromises the provision of reliable and firm service to Buyer.

1.2.           During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees that Seller shall be its supplier of Gas.  However, Buyer shall have and maintain the right to produce, utilize, purchase or sell any and all Gas produced in Indiana which Buyer may be required to purchase under Ind. Code § 8-1-2-87.6 or any successor provision thereto of the Indiana Code.

1.3.            The Maximum Daily Quantities, which Seller shall be obligated to provide on a firm basis at Buyer’s Delivery Points, are specified in Appendix B.

1.4.            The Maximum Seasonal Quantities during Winter or Summer, which Seller shall be obligated to provide on a firm basis at the Delivery Points, are specified in Appendix B.

1.5.            Under this Agreement, Seller may fulfill its obligation to provide Gas to Buyer by using contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers.  Seller shall not be obligated to enter into commitments with suppliers, pipelines, or other service providers, which extend beyond the term or scope of this Agreement.  If Seller, in order to serve Buyer, makes any commitments with suppliers, pipelines, or other service providers that extend beyond the end of the term of this Agreement, to the maximum extent permitted by law Buyer shall indemnify Seller for all expenses and costs associated with the continued service or cause the replacement Portfolio Administration Service provider to indemnify Seller for such costs.

1.6.        If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards.  In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply for all purposes under this Agreement.  Upon acceptance of the replacement guidelines and standards, Buyer and Seller agree to apply the replacement guidelines and standards retroactively to the cessation date of Transporter's Tariff.  Any resolution shall be implemented within thirty (30) days of the acceptance of the replacement guidelines and standards.

1.7.     Buyer shall be solely responsible for meeting the creditworthiness standards of any third party providing service under agreements entered into by Seller on Buyer’s behalf.

ARTICLE 2- GAS SALES CHARGES

2.1.       For all Maximum Portfolio Entitlements, Buyer shall pay Seller each Contract Month demand charges consistent with Section 3.4 of the Settlement, as well as variable costs (including without limitation all volumetric charges, GRI, fuel or other variable costs) incurred and associated with the services listed in Appendix C.

2.2.     Buyer shall pay Seller each Contract Month the applicable supplier reservation costs specified in Appendix D.

2.3.       For all commodity quantities, Buyer shall pay Seller each Contract Month those amounts for Gas priced in accordance with Exhibit E of the Settlement (“GCIM agreement”), including volumes priced under the price volatility mitigation provisions thereof.  All such purchases shall be reported on a monthly basis and shall include documentation necessary for review under the GCIM agreement and in Buyer’s gas cost adjustment proceedings under Indiana Code Section 8-1-2-42 (g).

2.4.      Buyer will pay any taxes which are imposed on or incurred by Seller due to this Agreement, or imposed on Buyer with respect to Gas delivered hereunder; provided, however, Buyer shall have no obligation to pay any sales or use taxes for which it delivers to Seller an appropriate exemption certificate.

2.5.     All revenues Seller receives on Buyer’s behalf as a result of auctioning unutilized pipeline entitlements consistent with the process set forth in Section 4.1 through 4.5 of the Settlement shall be reported in detail on a monthly basis to Buyer and shall be remitted to Buyer, net of reported expenses incurred by Seller in implementation of the auction.

ARTICLE 3- BALANCING

3.1.     Seller shall provide Buyer with Balancing Quantities as part of its gas sales and portfolio administration services.  Seller and Buyer shall be permitted reasonable balancing tolerances.  Imbalances shall be made up in kind as agreed to by the Parties.

ARTICLE 4- PORTFOLIO ADMINISTRATION SERVICES

4.1.     Seller's provision of portfolio administration services shall include without limitation Gas acquisition, scheduling receipt and delivery quantities with Gas suppliers and pipeline transporters, scheduling pipeline storage inventory quantities, providing delivered Gas supplies, supply planning assistance, posting and conducting the capacity auction on Transporters’ EBBs, and periodic portfolio reporting.  Buyer shall retain complete unilateral control of its physical Gas delivery, distribution, storage and transportation facilities.

4.2.     The supply planning procedures set forth in Exhibit F to the Settlement will be followed by the Parties in preparing and implementing supply plans.

    4.3.     Seller and Buyer shall review periodically Buyer's supply requirements and determine the need for potential adjustments to MDQ, MSQ and to delivery service requirements.  All adjustments are subject to Seller and Buyer's prior approval.

4.4.     During the term of this Agreement, Seller shall review all FERC regulatory filings that could reasonably be expected to impact the Gas supply or portfolio administration services provided by Seller to Buyer.  Seller shall inform Buyer on a timely basis of Seller’s review and analysis.  Buyer shall timely communicate its interests to Seller.  Seller shall provide for representation to protect the Parties’ interest in FERC proceedings and related appeals and notify Buyer promptly concerning any conflict of interest it may identify.  In the event Seller’s interests conflict with those of Buyer, Buyer and Seller shall be free to represent their interests directly.  Seller shall provide Buyer with periodic written reports on the status of such proceedings in which Seller represents Buyer.

4.5.     In the event this Agreement is terminated for any reason, Buyer shall meet with Seller within five (5) days of notice of termination to reach agreement on the timely return of capacity rights to Buyer.  During such a wind-up period, Seller shall continue to provide Buyer with necessary supply services and portfolio administration services to fully meet Buyer's MDQ and MSQ.  During the wind up period, the terms and effectiveness of this Agreement shall remain in effect.  The wind up period for purposes hereof, may extend up to eighteen (18) months.  Unless terminated pursuant to Commission order under IC 8-1-2.5-7, the termination of this Agreement shall not relieve Buyer of its executory obligations under Article VII of the Settlement.

ARTICLE 5- TERM

   5.1.     Unless modified by 5.2 below, the term of this Agreement shall commence on the later of April 1, 2011 or the first day of the month following issuance of a final order in Cause No. 43963 and end on March 31, 2016.  If for any reason this or a successor Agreement is not in effect after March 31, 2011, this Agreement shall continue on a month-to-month basis until arrangements are made by Buyer to acquire services by some other means.

5.2.     Notwithstanding 5.1 above, this Agreement may be terminated prior to March 31, 2016 by either Party in the event of the failure by either Party to perform in any material respect any covenant or obligation set forth in this Agreement, and such failure is not excused by force majeure or cured within fifteen (15) business days after written notice thereof to the Party failing to perform; provided, however, if such failure is incapable of being cured within such fifteen (15) business day period and the Party failing to perform has commenced and is diligently pursuing a cure, such period shall be extended for such time as is reasonably necessary to cure such failure up to ninety (90) days.

5.3.     This Agreement is conditioned on the continued solvency of Buyer and Seller.  If one Party becomes insolvent or seeks bankruptcy relief, the other Party may prospectively terminate this Agreement upon prior written notice without further obligation other than to pay for services or Gas previously provided.  In such a circumstance, the Parties will implement wind-up provisions designed to continue reliable provision of service and delivery of Gas.

ARTICLE 6- CHANGES TO APPENDICES

  6.1.     The Parties agree to review Appendices attached to this Agreement annually and as necessary to make required adjustments to Buyer’s supply services.  Such changes shall be consistent with the Agreement terms.  Such changes also will be consistent with Section 3.4 (2) of the Settlement, which provides for possible adjustments in delivery services on an annual basis for the term of the Settlement.  The annual, monthly, and daily deliverability of Buyer’s Appendix Services will be designed to most effectively match Buyer’s overall sendout requirements.

 6.2.     Pursuant to the Commission’s Policy Governing the Filing of Affiliate Contracts adopted by the Commission March 3, 2010 in GAO2010-1, adjustments to the Agreement are not effective until filed with the Commission.  Therefore, the Parties agree to modify and execute Appendices 30 days prior to their effective date to be consistent with Section 3.1 of the Settlement and file with the Commission prior to the effective date, consistent with GAO2010-1.

6.3.     Each year Buyer shall timely submit to Seller peak day and annual demand data for both a normal and severe season plan in a monthly baseload and usage per degree day format.  The foregoing information is critical to Seller’s role of optimizing Buyer’s portfolio, assisting in the determination of the most efficient set of Appendix Services for Buyer, and meeting the requirements of GAO2010-1.

ARTICLE 7- OPERATIONS

7.1.     Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporters, as the same may change from time to time.

ARTICLE 8- FORCE MAJEURE

8.1.      All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the Party claiming force majeure, such as an Act of God, war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, Transporter, or other service provider, operational flow order(s), federal or state or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure. A Party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

8.2.        Notice of force majeure must be provided with reasonably full particulars to the other Party at or near the time the Party becomes aware of the force majeure.  Notice shall be provided to the designated representatives for Buyer or Seller designated in Appendix F.

ARTICLE 9- TRANSPORTATION PENALTIES

9.1.        Seller shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third party, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Seller's actions or inaction.  Buyer shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third parties, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Buyer's actions or inaction.

ARTICLE 10- BILLING AND PAYMENT

10.1.           Following each Contract Month, Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement").  Following the receipt of Seller's Statement, Buyer shall make Payment by the due date.  Invoice date, due date, and payment method shall be as specified in Appendix G.

10.2.           Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of  J.P. Morgan, Chase Bank, or its successor, or the maximum lawful rate, whichever is lower.

ARTICLE 11- REMEDIES

11.1.           If Seller fails to deliver scheduled Gas and such failure to deliver is not excused under Article 8 of this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas, as well as additional fees or penalties incurred as a result of such failure to deliver.  The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between the price paid for replacement Gas including any additional penalties, transportation, fuel and other variable costs incurred to receive such replacement Gas, and the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller.  Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

11.2.           If Buyer fails to receive scheduled Gas and such failure to receive is not excused under Article 8 of this Agreement, then Buyer shall reimburse Seller in an amount calculated as the product of (a) the difference, if positive, between the then applicable commodity charge and the price received from a third party purchaser, including any additional penalties, transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to cooperate in good faith so as to minimize Buyer's obligations to Seller under this Section.

11.3.           Should the Commission impose enforcement penalties on Buyer which were caused by Seller’s intentional non-compliance with the Settlement, Seller shall indemnify and hold harmless Buyer for such penalties, and any costs, fees, or expenses associated with defending such action.

ARTICLE 12- CORRESPONDENCE

12.1.           Except as provided in Section 8.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first-class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or (d) sent by facsimile directed to the appropriate person and facsimile number with hard copy also delivered as in (a), (b), or (c) above.  Addresses, telephone numbers, and facsimile numbers are specified in Appendix F.

ARTICLE 13- MISCELLANEOUS

13.1.           This Agreement is subject to all applicable laws, orders, rules, and regulations of any state or federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules and regulations.

13.2.           Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation, and effect of this Agreement.

13.3.           Either Party may pledge, mortgage, or assign its rights hereunder as security for indebtedness.  This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

13.4.           Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages.  Buyer shall have the right to enforce any and all terms of this Agreement against Seller.  To the extent performance of this Agreement by either Party conflicts with the Settlement, the Parties will take corrective action in order to ensure that performance is in accordance with the Settlement.  The Parties acknowledge that a failure to take timely and appropriate corrective action may subject Buyer to compliance measures by third parties pursuant to Article VII of the Settlement.

13.5.           The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information.   Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller’s statements to Buyer.  To the extent access to information is necessary consistent with the Settlement, appropriate protection of proprietary and trade secret information will be afforded.

13.6.           No waiver by either Party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

13.7.           The terms and conditions contained in this Agreement and its Appendices herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties.  The Parties acknowledge that this Agreement is effective and must be carried out and enforced in a manner consistent with the Settlement.

13.8.           Each Party represents that it has all necessary power and authority to enter into and perform its obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

13.9.           In the event any of the terms, covenants or conditions of this Agreement, or any amendment hereto, or the application of any such terms, covenants or conditions shall be held invalid as to any Party or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, or any amendment hereto, and their application, shall not be affected thereby and shall remain in full force and effect.

13.10.           If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the parties or deemed unlawful because of a statutory or other change in the law, or if either Party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the marketplace or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.

"SELLER"
PROLIANCE ENERGY, LLC

By: /s/ John R. Talley____
John R. Talley,
President

"BUYER"
INDIANA GAS COMPANY, INC.

By:  /s/ Ronald E Christian

Its:________________________

Gas Sales And Portfolio Administration Agreement

APPENDICES INDEX

Appendices will be submitted to the Commission as a compliance filing following entry of an Order in Cause No. 43963.

Title                                                                   Appendix                                           Description
Buyer's Primary Delivery Points A List Primary Delivery Points on appropriate pipelines

Buyer’s Maximum Quantities B Sets forth in Dth, by month and season, Buyer’s Maximum Daily Quantities

Portfolio Information C Lists current Delivery Services

Supplier Reservation Costs D Lists Monthly and Seasonal Supplier Reservation Costs

Commodity Purchases-Gas Cost E Incorporates the GCIM that is part of the Incentive Mechanism Settlement Agreement

Notices F Addresses for purposes of notice to Seller and Buyer

Invoice/Payment Data G Sets invoice date and payment terms

Demand Cost Credit H Sets Demand Cost Credit determined per Settlement

Diversion of Entitlements I Entitlements diverted from and to Buyer

Portfolio Services J Specifics on portfolio services

Gas Sales and Portfolio Administration Agreement

APPENDICES INDEX

Buyer's Primary Delivery Points                                                       A

Buyer’s Maximum Quantities                                                            B

“Reserved for Future Use”                                                                C

Supplier Reservation Costs                                                               D

Commodity Purchases-Gas Cost
 Incentive Mechanism                                                                    E

Notices                     F

Invoice/Payment Data                                                                   G

Demand Cost Charges                                                                   H

Diversion of Entitlements                                                                  I

Portfolio Services                                                                     J - M

                                                                                     Cause # 43963
    IGC-Appendix A
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX A - Buyer’s Primary Delivery Points

North/East System

Delivery Points

2509                      Dana
2510                      Danville
2515                      Elwood
2516                      Fairmount
2530                      Noblesville
2531                      North Salem
2535                      Richmond
2538                      Tipton
2576                      Huntington
2597                      Crawfordsville
2605                      Upland
2684                      Unionport
2751                      Montpelier
2754                      Sheridan
2757                      Bloomingdale
2772                      Newport
2780                      Lebanon
2795                      Anderson
2796                      Zionsville

2812                     Carpentersville
2822                      Fowlerton
2823                      Richmond
5233                      Anderson 121N Rural
5530                      Cent. Ind. Rurals
5531                      West of Zionsville
5532                      North of Zionsville
5534                      East of King
5864                      King
010530010            East Hancock School
010530030            Hope
010530070            Dunkirk
032150100            Muncie
037045550            ANR Storage Facilities ANRNNS
NN Service Injection Points
PEPL           IND GAS-INJ
CGCU                      Points of Interconnection
 with Citizens Gas & Coke Utility

                                                                                                                     Cause # 43963
    IGC-Appendix A
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

APPENDIX A - Buyer’s Primary Delivery Points

Central System

Delivery Points

14411 Bedford 14412 Bedford 14431 Columbus 14432 Columbus 14433 Columbus 14461 Bargersville 14463 Bargersville 14481 Mitchell 14482 Mitchell 14491 Needmore 14492 Needmore 14493 Needmore
14501                      Seymour
14511                      Waynesville
14512                      Waynesville
14521                      Rural (Mitchell)
14522                      Rural (Martinsville)
14531                      Crane
14533                      Crane
18531                      Rural Ind.
037047100              West Shelbyville
CGCU                     Points of Interconnection with Citizens Gas & Coke Utility
70018                      TETCO Seymour

Terre Haute System

Delivery Points

14523 Rural (Terre Haute) 14531 Crane 14533 Crane 18421 Sand Cut 18422 Sand Cut 18423 Sand Cut 18424 Sand Cut 18451 Clinton 18452 Clinton 18461 Hercules Clinton 18462 Hercules Clinton
18491                      Terre Haute-2
18492                      Terre Haute-2
18511                      Terre Haute-4
18521                      Stuckey Rd.
18522                      Stuckey Rd.
18523                      Stuckey Rd.
18541                      Terre Haute-6
18542                      Terre Haute-6
18571                      Magaret (Terre Haute)
18573                      Magaret (Terre Haute)

South System

Delivery Point

17031                      Locust, KY                                                                  17032                      Locust, KY
17041                      Moorefield, In.                                                        17042                      Moorefield, In.
17251                      Crestwood, KY                                17252                      Crestwood, KY

Greensburg System

Delivery Point

70017                      Greensburg
70940                      Westport
TETCO                   TETCO Storage Facilities

Cause # 43963
    IGC-Appendix A
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 3
           April 1, 2011

Amendment

Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
    IGC-Appendix B
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX B - Buyer’s Maximum Quantities

Maximum Daily Quantities (in Dth)

              Central/
Month                         North/East                         Terre Haute                              South                      Westport

April          194,112       89,628          31,983          750

May          184,115       44,718          14,566          750

June          184,115       41,718          14,566          750

July          184,115       41,718          14,566          750

August         184,115       41,718          14,566         750

September        184,115       41,718          14,566         750

October         194,115       100,050          37,282         750

November         419,115       115,087          53,887         750

December             419,115       185,087          53,887         750

January                419,115       185,087          53,887         750

February             419,115       185,087         53,887           750

March                 419,115       115,087          53,887          750

Amendment

Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
    IGC-Appendix D
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX D - Supplier Reservation Costs

Supplier Reservation Costs
November 1, 2010 through October 31, 2011

I.      Reserved Commodity Quantities

a. Monthly Base load Reserved Quantity (Dth/Day)

System

Month	PEPL	ANR	North/East	Central/Terre Haute/South Texas Gas	TETCO Greensburg
November, 2010	97,086	0	97,086	12,394	159
December, 2010	172,086	0	172,086	19,634	266
January, 2011	172,086	0	172,086	21,916	266
February, 2011	142,087	0	142,087	20,680	266
March, 2011	107,087	0	107,087	10,349	213
April, 2011	101,017	0	101,017	26,339	106
May, 2011	98,920	0	98,920	18,738	53
June, 2011	113,779	0	113,779	13,458	53
July, 2011	108,559	0	108,559	12,868	53
August, 2011	108,559	0	108,559	12,972	53
September, 2011	113,778	0	113,779	15,346	53
October, 2011	113,779	0	113,779	22,602	106

Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

Cause # 43963
    IGC-Appendix D
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

APPENDIX D - Supplier Reservation Costs

b. Daily Swing Reserved Quantity (Dth/Day)

System

Month	PEPL	ANR	North/East	Texas Gas	MGT	Central/Terre Haute/South	TETCO Greensburg
November, 2010	107,202	66,367	173,569	71,580	8,081	79,661	635
December, 2010	32,202	66,367	98,569	64,366	8,081	72,447	532
January, 2011	32,202	66,367	98,569	62,094	8,081	70,175	532
February, 2011	62,201	66,367	128,568	63,325	8,081	71,406	532
March, 2011	97,021	66,367	163,388	73,622	8,081	81,703	585
April, 2011	60,898	0	60,898	26,415	5,051	31,466	106
May, 2011	62,996	0	62,996	33,994	5,051	39,045	106
June, 2011	32,478	0	32,478	29,009	5,051	34,060	106
July, 2011	32,479	0	32,479	29,599	5,051	34,650	106
August, 2011	32,479	0	32,479	29,495	5,051	34,546	106
September, 2011	48,137	0	48,137	37,374	5,051	42,425	106
October, 2011	48,137	0	48,137	30,142	5,051	35,193	106

Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

II.      Applicable Reservation Rates ($/Dth/Day)

System	Winter Months (Nov.-Mar.)		Summer Months (Apr.-Oct.)
	Monthly Index Reserved Quantity	Daily Index Reserved Quantity	Monthly Index Reserved Quantity	Daily Index Reserved Quantity
North/East	$0.0000	$0.0056	$.0004	$.0050
Central/Terre Haute/South	$0.0025	$0.0075	$.0025	$.0031
Greensburg	$0.0200	$0.0200	$.0200	$.0200

Cause # 43963
    IGC-Appendix D
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 3
           April 1, 2011

APPENDIX D - Supplier Reservation Costs

Amendment

Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
    IGC-Appendix E
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX E –Commodity Purchases – Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement.   All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM.  Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Leased Storage Refill:

For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months.  For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage.  In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:

For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:

Contract No.                                Contract Rate                                   Index

WDS 3                                Appendix J.3                                   ANR – Louisiana

WDS 4                                Appendix J.4                                   PEPL – Texas, Oklahoma

ADS 5                                Appendix K.5                                   Chicago-LDCs, large e-us

ADS 6                                Appendix K.6                                   Texas Gas – Zone SL

ADS 9                                Appendix K.9                                   Texas Gas – Zone SL

ADS 10                                Appendix K.10                               Texas Gas – Zone SL

ADS 11                                Appendix K.11                               PEPL – Texas, Oklahoma

ADS 14                                Appendix K.14                               TETCO – (ELA, WLA, ETX, STX)

Cause # 43963
    IGC-Appendix E
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

APPENDIX E- Commodity Purchases - Other Variable Costs

The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter’s tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

North/East

PEPL

Contract No.                                Contract Rate

WDS 4                                           Appendix J.4

ADS 11                                           Appendix K.11

ADS 12                                           Appendix K.12

SDS 1                                Appendix M.1

North/East & Central

ANR

Contract No.                                Contract Rate

WDS 2                                           Appendix J.2

WDS 3                                           Appendix J.3

Central/Terre Haute System

Texas Gas Z-3

Contract No.                                Contract Rate

ADS 5                                           Appendix K.5

ADS 6                                           Appendix K.6

ADS 9                                           Appendix K.9

South System

Texas Gas Z-4

Contract No.                                Contract Rate

ADS 9                                           Appendix K.9

ADS 10                                           Appendix K.10

Westport System

Texas Eastern

Contract No.                                           Contract Rate

ADS 14                                           Appendix K.14

Cause # 43963
    IGC-Appendix E
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 3
           April 1, 2011

APPENDIX E - Commodity Purchases - Other Variable Costs

While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer’s obligation to Seller for rates, charges and costs incurred thereunder.

Amendment

Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                                                     Cause # 43963
    IGC-Appendix F
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

Appendix F- Notices

Invoice Information:

Buyer:                                                                           Seller:
Indiana Gas Company, Inc.                                             Accounting/ Treasury
Attn.: Director, Gas Supply                                             ProLiance Energy, LLC
One Vectren Square                                                          111 Monument Circle
Suite 2200
Evansville, IN. 47708                                                          Indianapolis, IN 46204-5178
(812) 491-4670                                                                     (317) 231-6800

Payments:

Buyer:                                                                           Seller:
PNC Bank                                                                Fifth Third Bank
                                                                                  Cincinnati, Ohio
For the Account of:                                               For the Account of:
  Indiana Gas Company, Inc.                                     ProLiance Energy, LLC
                                     ABA #42000314
                            ACCT #7653296074

Supply Plans/Operational/Force Majeure:

Buyer:                                                                    Seller:
Supply Plans                                                       Supply Plans
Stephanie Willis, Senior Gas Supply Analyst         Chris Kershner
(812) 491-4486                                                                (317) 231-6952

Operational                                                                Operational
Randy Gary                                                                Chris Kershner
(812) 491-4730                                                            (317) 231-6952

Force Majeure                                                                Force Majeure
Randy Gary (812) 491-4730                                            Chris Kershner - (317) 231-6952
Perry M. Pergola (812) 491-4670                                    Paula Montgomery- (317) 231-6946
Gas Controller on Duty (812) 491-4530                         John Mehling - (317) 231-6935
Indiana Gas Company, Inc.                                             ProLiance Energy, LLC
One Vectren Square                                                          111 Monument Circle
Evansville, IN  47708                                                         Suite 2200
(812) 491-4687 (Telecopy)                                                Indianapolis, Indiana 46204-5178
                               (317) 231-6901 (Telecopy)

All Other Notices:

Buyer:                                                                           Seller:
Indiana Gas Company, Inc.                                         ProLiance Energy, LLC
Attn.:  Director, Gas Supply                                        Attn:  Paula Montgomery
One Vectren Square                                                      Attn:  John Mehling
Evansville, IN  47708                                                     111 Monument Circle
Suite 2200
                         Indianapolis, Indiana 46204-5178

                                                                                                                     Cause # 43963
    IGC-Appendix F
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

APPENDIX F- Notices

(Continued)

Amendment

Seller and Buyer agree that this Appendix F may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix F.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
    IGC-Appendix H
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX H – Demand Cost Charges

This Annual Net Demand cost covers all delivery services provided by Seller to Buyer under Appendix I through Appendix M.1.  Other, additional, charges payable by Buyer to Seller for delivery services are specifically described in each Appendix Service (Appendix I through Appendix M.1)

Month	Gross Demand Cost	Demand Credit	Net Demand Cost
Apr	$4,594,586.00	$51,760.00	$4,542,826.00
May	$3,872,714.00	$51,759.00	$3,820,955.00
Jun	$3,836,414.00	$51,760.00	$3,784,654.00
Jul	$3,855,489.00	$51,759.00	$3,803,730.00
Aug	$3,855,489.00	$51,759.00	$3,803,730.00
Sep	$3,836,414.00	$51,760.00	$3,784,654.00
Oct	$4,836,236.00	$51,759.00	$4,784,477.00
Nov	$6,332,553.00	$51,760.00	$6,280,793.00
Dec	$7,067,291.00	$51,759.00	$7,015,532.00
Jan	$7,067,291.00	$51,759.00	$7,015,532.00
Feb	$6,946,295.00	$51,759.00	$6,894,536.00
Mar	$6,393,051.00	$51,759.00	$6,341,292.00
Total	$62,493,823.00	$621,112.00	$61,872,711.00

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
    IGC-Appendix I
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
          April 1, 2011

APPENDIX I- Diversion of Entitlements

I.  Diversion of Delivered Gas Sales Entitlements from Buyer

Seller shall have the right to schedule entitlements of Buyer to Citizens Gas & Coke Utility, provided that:

A.	Seller shall reimburse Buyer for applicable variable costs Buyer incurs in replacing diverted supply with its own on system gas sources.

B.
If such diversion causes Buyer to incur gas costs related to on system gas sources, Seller shall reimburse Buyer or otherwise assure Buyer suffers no economic detriment from such incurrence of gas costs.

C.
The “Shoulder Month Season” shall be the consecutive months of October, November, December, January, February, March and April during the term of this Agreement.  Unless otherwise agreed, the maximum diversion quantity shall not exceed 70,000 Dth on any day or 700,000 Dth for any Shoulder Month Season.

D.	Seller shall administer Buyer’s gas supply portfolio such that any diversion will not endanger Buyer’s ability to meet system demands.

II.  Diversion of Entitlements to Buyer

Buyer shall have the right to entitlements from Seller, as follows:

   A.  Delivered Peaking Sales Service (“PSS”)

1.  Seller shall provide Buyer PSS with the following entitlements:

Contract Month	Maximum Daily PSS	Maximum Annual PSS
December	70,000 Dth/day	700,000 Dth during any
January	70,000 Dth/day	December, January,
February	70,000 Dth/day	February period

2. Unless otherwise agreed upon, Seller shall provide 40,000 of the entitlements to Buyer’s Central system and 30,000 of the entitlements to Buyer’s North/East System.

3.	For PSS nominated for Buyer, Buyer shall pay Seller ;

a. The total cost/Dth of Appendix I Diversions from Citizens Gas & Coke Utility to Seller for the applicable gas day, plus any cost to transfer or exchange the diverted gas.

4.	PSS service expires March 31, 2012.

Cause # 43963
    IGC-Appendix I
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No.2
          April 1, 2011

APPENDIX I- Diversion of Entitlements

Amendment

Seller and Buyer agree that this Appendix I may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix I.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

Cause # 43963
 IGC-Appendix J.2
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No.1
          April 1, 2011

APPENDIX J.2 - Winter Delivery Service 2

Winter Delivery Service (“WDS 2”)

1.	WDS 2 shall incorporate the no-notice features, cyclability, annual storage deliverability, and other service provisions (“Service Provisions”) reflected in ANR FERC Tariffs for ETS, NNS and FSS.
2.	Seller shall provide Buyer with WDS 2 with the following delivered service entitlements:

Contract Months                              Nominated Daily Qty                                                                        Un-Nominated Daily Qty          Maximum Daily Qty

November - March                                  30,000 Dth/day                                                 29,000 Dth/day                                    59,000 Dth/day
April-October                                                                       29,000 Dth/day                      29,000 Dth/day

                      Max Annual WDS 2 - 4,476,000 Dth

     3. Buyer shall pay Seller as follows:

a.	For WDS 2 Commodity:
Summer purchase quantities will be determined jointly, by both parties, prior to April 1 of each year.  During each summer month, Buyer shall pay Seller one-seventh of the summer purchase quantity times the agreed Monthly Index price. Other purchases shall be agreed upon, by Buyer and Seller; pursuant to Appendix E.

b.	For WDS 2 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for ANR ETS, FSS and NNS tariff. Applicable pipeline costs if any as agreed to by both parties.

c. For WDS 2 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

      4.  Notice for this WDS 2 service is March 31, 2018. Service expires March 31, 2019.

Amendment

Seller and Buyer agree that this Appendix J.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.2.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

        Cause # 43963
  IGC-Appendix J.3
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX J.3 - Winter Delivery Service 3

Winter Delivery Service 3 ANR (“WDS 3”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 3 with the following delivered service entitlements:

Contract Months                              Max Nominated
    Daily Qty

November - March                                             32,500 Dth/day

April - October                                           0 Dth/day

2.          Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s North/East/Central system.

3.          Buyer shall pay Seller as follows:

a.         For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.         For WDS 3 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for ANR ETS tariff (ML-3) and other applicable pipeline costs if any as agreed to by both parties.

c.         For WDS 3 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Service expires March 31, 2012.

5.
Sellers provisions of WDS 3 shall be subject to the provisions of service reflected in ANR’s Gathering & ETS tariffs, as well as other ANR FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix J.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.3

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

        Cause # 43963
  IGC-Appendix J.4
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX J.4 - Winter Delivery Service 4

Winter Delivery Service 4 PEPL (“WDS 4”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 4 with the following delivered service entitlements:

Contract Months                              Max Nominated
    Daily Qty

November - March                                             32,500 Dth/day

April - October                                                  0 Dth/day

2.          Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s North/East system.

3.          Buyer shall pay Seller as follows:

a.         For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.         For WDS 4 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for PEPL EFT tariff  (Field - 700) and other applicable pipeline costs if any as agreed to by both parties.

c.         For WDS 4 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Service expires March 31, 2012.

5.
Sellers provisions of WDS 4 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix J.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.4

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

       Cause # 43963
IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 (“ADS 5”)

1.	Starting April 1, 2011, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 5 with the following delivered Service entitlements:

Contract Months                                  Maximum Daily ADS 5                                        Maximum Monthly ADS 5

November – October                                   8,000 Dth/day                                  8,000 Dth times the number
            of days in the month.

2.	Delivery of these volumes will be into the Central system.
3.	Buyer shall pay Seller as follows:

a.	For ADS 5 Commodity as follows:
Purchase quantities will be determined Priced at Chicago Index pursuant to Appendix E pricing.
b.      For ADS 5 Variable Costs:
Variable Costs & Fuels under applicable max rate tariffs for Midwestern Gas Transmission FT-A (Chicago to Texas Gas Zone 3) and Texas Gas FT (Zone 3 to Zone 3) (together the “Chicago Route”)

c.	For ADS 5 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 5 service is November 30, 2010. Service expires May 31, 2011.

5.	ADS 5 shall be subject to the provisions of service reflected in applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

       Cause # 43963
IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
            June 1, 2011

APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 (“ADS 5”)

1.	Starting June 1, 2011, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 5 with the following delivered Service entitlements:

Contract Months                                  Maximum Daily ADS 5                                        Maximum Monthly ADS 5

November – October                            5,000 Dth/day                                   5,000 Dth times the number
                                    of days in the month.

2.	Delivery of these volumes will be into the Central system.
3.	Buyer shall pay Seller as follows:

a.	For ADS 5 Commodity as follows:
Purchase quantities will be determined Priced at Chicago Index pursuant to Appendix E pricing.
b.      For ADS 5 Variable Costs:
Variable Costs & Fuels under applicable max rate tariffs for Midwestern Gas Transmission FT-A (Chicago to Texas Gas Zone 3) and Texas Gas FT (Zone 3 to Zone 3) (together the “Chicago Route”)

c.	For ADS 5 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 5 service is November 30, 2011. Service expires May 31, 2012.

5.	ADS 5 shall be subject to the provisions of service reflected in applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

        Cause # 43963
IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT (“ADS 6”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	19,458	27,023	36,788	30,318	113,587
April	7,787	22,431	33,712	11,200	75,130
May-September	7,787	22,431	0	0	30,218
October	7,787	22,431	47,133	11,200	88,551

Maximum Seasonal Qty                                                Nov. – Mar.                                Apr. – Oct.
               9,000,000                                 4,485,333

Unnominated Winter Seasonal Qty                              1,981,333

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s Central and Terre Haute systems (as outlined above).

3.          Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 6 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule Zone 3 and other applicable costs, if any as billed.

d.	For ADS 6 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Notice for this ADS 6 service is October 31, 2010. Service expires October 31, 2011.

5.
Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

        Cause # 43963
  IGC-Appendix J.6
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

Amendment

Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

        Cause # 43963
IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
  November 1, 2011

APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT (“ADS 6”)

2.	Starting November 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	27,553	14,836	39,779	21,419	103,587
April	17,912	9,646	26,622	14,336	68,516
May-September	17,912	9,646			27,558
October	17,912	9,646	39,897	13,300	80,755

Maximum Seasonal Qty                                                Nov. – Mar.                                Apr. – Oct.
               8,207,672                                 4,090,529

Unnominated Winter Seasonal Qty                           1,806,897

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s Central and Terre Haute systems (as outlined above).

3.          Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 6 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule Zone 3 and other applicable costs, if any as billed.

d.	For ADS 6 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

   Cause # 43963
IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
  November 1, 2011

4.	Notice & Service Expiration Dates for this ADS 6 service as detailed below:

a.	Notice Oct 31, 2012Service Expires : Oct 31, 2013

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,184	4,945	13,260	7,140	34,529
April	5,971	3,215	8,874	4,779	22,839
May-September	5,971	3,215			9,186
October	5,971	3,215	13,299	4,434	26,919
		Nov. – Mar	Apr. – Oct
Maximum Seasonal Qty		2,735,891	1,363,510
Un-nominated Winter Seasonal Qty		602,299

b.	Notice Oct 31, 2013Service Expires : Oct 31, 2014

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,184	4,945	13,260	7,140	34,529
April	5,971	3,215	8,874	4,779	22,839
May-September	5,971	3,215			9,186
October	5,971	3,215	13,299	4,434	26,919
		Nov. – Mar	Apr. – Oct
Maximum Seasonal Qty		2,735,891	1,363,510
Un-nominated Winter Seasonal Qty		602,299

c.	Notice Oct 31, 2015Service Expires : Oct 31, 2016

Contract Month	MNDQ Central	MNDQ Terre Haute	MUNDQ Central	MUNDQ Terre Haute	Total MDQ
November-March	9,185	4,946	13,259	7,139	34,529
April	5,970	3,216	8,874	4,778	22,838
May-September	5,970	3,216			9,186
October	5,970	3,216	13,299	4,432	26,917
		Nov. – Mar	Apr. – Oct
Maximum Seasonal Qty		2,735,890	1,363,509
Un-nominated Winter Seasonal Qty		602,299

        Cause # 43963
IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 3
  November 1, 2011

5.
Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                                                       Cause # 43963
IGC-Appendix K.9
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.9 - Annual Delivery Service 9

Annual Delivery Service 9 TGT (“ADS 9”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 9 with the following delivered service entitlements:

Contract Month	Max Nominated
Daily Qty

November - March	20,000 Dth/day

April - October	10,000 Dth/day

2.	Unless otherwise agreed upon, Seller shall provide 6,500 Dth/day of entitlements to Buyer’s Central System, the remaining entitlements shall be provided to Buyer’s South system.

3.           Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 9 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas FT rate schedule (SL-Zone 3 for Central System and SL-Zone 4 for South system) and other applicable costs, if any as billed.

c.	For ADS 9 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.          Notice for this ADS 9 service is March 31, 2011. Service expires March 31, 2012.

5.
Sellers provisions of ADS 9 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.9 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.9

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                                                        Cause # 43963
IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT (“ADS 10”)

1.           Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 10 with the following delivered service entitlements:

Contract Months                                                      Max Nominated                          Max Unnominated               Total MDQ
   Daily Qty                                     Daily Qty

November - March                          15,192 Dth/day                 26,495 Dth/day          41,687 Dth/day

April                                                  11,066 Dth/day                  17,417 Dth/day                                   28,483 Dth/day

May - September                             11,066 Dth/day                                   11,066 Dth/day

October                                             11,066 Dth/day                   22,716 Dth/day                                  33,782 Dth/day

Maximum Seasonal Qty                                            Nov. – Mar.                                Apr. – Oct.
            3,462,143                                    1,200,000
Unnominated Winter Seasonal Qty                                                           1,168,151

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s South system.

3.	Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:

Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 10 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule (Zone 4) and other applicable costs, if any as billed.

d.	For ADS 10 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 10 service is October 31, 2010. Service expires October 31, 2011.

5.
Sellers provisions of ADS 10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

        Cause # 43963
IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

Amendment

Seller and Buyer agree that this Appendix K.10 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.10

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                             Cause # 43963
                                                              IGC-Appendix K.10
                                  Gas Sales And Portfolio Administration Agreement                                                                            Revised Page No. 1
                                           November 1, 2011

APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT (“ADS 10”)

1.	Starting November 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 10 with the following delivered service entitlements:

Contract Months               Max Nominated                                Max Unnominated                Total MDQ
        Daily Qty                                 Daily Qty

November - March               14,718 Dth/day                                             25,669 Dth/day         40,387 Dth/day

April                                   10,721 Dth/day                                    16,873 Dth/day                                27,594 Dth/day

    May - September                           10,721 Dth/day                                                                                              10,721 Dth/day

October                                   10,721 Dth/day                                    22,007 Dth/day                                32,728 Dth/day

Maximum Seasonal Qty                                           Nov. – Mar.                                Apr. – Oct.
                3,354,151                            1,162,588
Un-nominated Winter Seasonal Qty                                         1,131,733

5.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s South system.

6.	Buyer shall pay Seller as follows:

a.	For Un-nominated Quantities:

Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 10 Variable Costs:
Variable Cost & Fuels under the effective max rate Texas Gas NNS rate schedule (Zone 4) and other applicable costs, if any as billed.

d.	For ADS 10 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

       Cause # 43963
IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
  November 1, 2011

7.	Notice & Expiration dates for the following portions of ADS 10 service as listed below:

a.	Notice Oct 31, 2013Service Expires : Oct 31, 2014

Contract Months                                           Max Nominated                                                          Max Unnominated                Total MDQ
           Daily Qty                                            Daily Qty
November - March                                          7,359 Dth/day                                     12,834 Dth/day                               20,193 Dth/day

April                                                 5,361 Dth/day                                       8,436 Dth/day                               13,797 Dth/day

May - September                                             5,361 Dth/day                                                                              5,361 Dth/day

October                                            5,361 Dth/day                                     11,003 Dth/day                               16,364 Dth/day

Maximum Seasonal Qty.                                                                  Nov. – Mar.                               Apr. – Oct.
               1,677,076                                 581,294

Un-nominated Winter Seasonal Qty                         565,867

b.	Notice Oct 31, 2015Service Expires : Oct 31, 2016

Contract Months                                        Max Nominated                                                            Max Unnominated                  Total MDQ
        Daily Qty                                              Daily Qty
November - March                                          7,359 Dth/day                                        12,835 Dth/day                               20,194 Dth/day

April                                                   5,360 Dth/day                                          8,437 Dth/day                               13,797 Dth/day

May - September                                               5,360 Dth/day                                                                       5,360 Dth/day

October                                              5,360 Dth/day                                        11,004 Dth/day                               16,364 Dth/day

Maximum Seasonal Qty.                                                                   Nov. – Mar.                               Apr. – Oct.
               1,677,076                    581,294

Un-nominated Winter Seasonal Qty         565,867

8.
Sellers provisions of ADS 10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.10 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.10

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                                                       Cause # 43963
IGC-Appendix K.11
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 (“ADS 11”)

1.	Starting April 1, 2011, consistent with the Buyer’s supply plans, Seller shall provide Buyer with ADS 11 with the following delivered Service entitlements:

Contract Months                                          Maximum Daily ADS 11

November-March                                            195,115 Dth/day
April- October                                            155,115 Dth/day

2.	Delivery of these volumes will be into the Northeast system.
3.      Buyer shall pay Seller as follows:

a.	For ADS 11 Commodity as follows:
Purchase quantities will be determined pursuant to Appendix E pricing.

b.     For ADS 11 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT (Field to 700) and other applicable pipeline costs if any.

c.	For ADS 11 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for 38,572 of this ADS 11 service is March 31, 2012 expiring on March 31, 2013.
Notice for   51,431 of this ADS 11 service is March 31, 2014 expiring on March 31, 2015.
Notice for   38,572 of this ADS 11 service is March 31, 2016 expiring on March 31, 2017.
Notice for   17,144 winter/3,810 summer of this ADS 11 service is March 31, 2023 expiring on March 31, 2024.
Notice for     5,037 of this ADS 11 service is Oct 31, 2023 expiring on Oct. 31, 2024.
Notice for   17,144 winter/3,810 summer of this ADS 11 service is March 31, 2028 expiring on March 31, 2029.
Notice for     5,035 of this ADS 11 service is Oct 31, 2028 expiring on Oct. 31, 2029.
Notice for   17,143 winter/3,811 summer of this ADS 11 service is March 31, 2033 expiring on March 31, 2034.
Notice for     5,037 of this ADS 11 service is Oct 31, 2033 expiring on Oct. 31, 2034.

5.
Sellers provisions of ADS 11 shall be subject to the provisions of service reflected in Panhandle Eastern  EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.11.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

       Cause # 43963
IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.12 - Annual Delivery Service 12

Annual Delivery Service 12 (“ADS 12”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 12 with the following delivered service entitlements:

      Max
Contract                                   Unnominated
Months                                      Daily Qty

November-March              100,000 Dth/day

April                                    10,000 Dth/day*

May - September                0 Dth/day

October                               10,000 Dth/day*

Maximum Unnominated Qty.               Oct. – April   9,099,120

* Subject to nomination and availability within Maximum Unnominated Qty.

2.	Unless otherwise agreed upon, delivery of these volumes will be into the Northeast system.

3.	Buyer shall pay Seller as follows:

a)	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season.  During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Panhandle Eastern Gas Monthly Index price.

b)	For ADS 12 Quantities Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT, FS and other applicable pipeline costs if any as agreed to by both parties.

c)	For ADS 12 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for 1,346,640 of this ADS 2 service is March 31, 2012 expiring on March 31, 2013.
Notice for 1,346,640 of this ADS 2 service is March 31, 2014 expiring on March 31, 2015.
Notice for 1,346,640 of this ADS 2 service is March 31, 2016 expiring on March 31, 2017.
Notice for 1,686,400 of this ADS 2 service is March 31, 2023 expiring on March 31, 2024.
Notice for 1,686,400 of this ADS 2 service is March 31, 2028 expiring on March 31, 2029.
Notice for 1,686,400 of this ADS 2 service is March 31, 2033 expiring on March 31, 2034.

   Cause # 43963
IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 2
           April 1, 2011

5.	Sellers provisions of ADS 12 shall be subject to the provisions of PEPL EFT, & FS Tariffs as well as applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.12 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.12.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

                                                                                                                       Cause # 43963
IGC-Appendix K.14
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX K.14 - Annual Delivery Service 14

Annual Delivery Service 14 (“ADS 14”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 14 with the following delivered service entitlements:

Max
Contract	Nominated
Months	Daily Qty

November - October	750 Dth/day

2.	Unless otherwise agreed upon, delivery of these volumes will be into the Westport system.

3.	Buyer shall pay Seller as follows:

a. For ADS 14 Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 14 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Texas Eastern SCT tariff and other pipeline costs as agreed to by both parties.

c.	For ADS 14 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 14 Service is April 30, 2011. Service expires April 30, 2013. A 2 year notice is required for termination of this service. Service rolls 1 year out each year.

5.	Sellers provisions of ADS 14 shall be subject to the provisions of Texas Eastern SCT Tariff as well as applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.14 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.14.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels

       Cause # 43963
IGC-Appendix M.1
Gas Sales And Portfolio Administration Agreement                                                                                                                Revised Page No. 1
           April 1, 2011

APPENDIX M.1 - Summer Delivery Service 1

Summer Delivery Service 1 (“SDS 1”)

1.	Starting April 1, 2011, consistent with the Buyer’s supply plans, Seller shall provide Buyer with SDS 1 with the following delivered Service entitlements:

Contract Months                                                Maximum Daily SDS1

April - October                                                30,113 Dth/day

2.
These delivery service entitlements shall be available at the PEPL-ANR Defiance interconnect, subject to availability, within Buyer’s supply plan, of unutilized entitlements at the Indiana Gas Gate on Panhandle Eastern Pipeline.

3.	Buyer shall pay Seller as follows:

a.	For SDS 1 Variable Costs:
Variable Cost & Fuels under applicable max rate tariffs for Panhandle Eastern EFT.

b.	For SDS 1 Other Costs:
          Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	This SDS 1 service expires March 31, 2012.

5.
Sellers provisions of SDS 1 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix M.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix M.1.

PROLIANCE ENERGY, LLC.

By:   /s/ David C. Pentzien
 David C. Pentzien
Its:  Vice President of Sales & Marketing

INDIANA GAS COMPANY, INC.

By:  /s/ Jerrold L. Ulrey
       Jerrold L. Ulrey
Its:  Vice President, Regulatory Affairs and Fuels